Exhibit 99.1
                                 ------------
                Computational Materials and/or ABS Term Sheets

                                                                  Exhibit 99.1


CDR at First Principal Writedown

Assumptions
-----------
Collateral at Pricing Speed.
Defaults on Top of Prepayment.
Run to Maturity.
Failing Triggers.
12 Month to Recovery
100% Servicer Advance



                     ------------------------------------------------------------------------------------------------------
                     Forward LIBOR                                                                     Forward LIBOR + 200
                     ------------------------------------------------------------------------------------------------------
                      35% Severity                             40% Severity                              35% Severity
                     ------------------------------------------------------------------------------------------------------
                        Break CDR      Collat Grp Cum Loss       Break CDR      Collat Grp Cum Loss        Break CDR
---------------------------------------------------------------------------------------------------------------------------
        MF1               18.34               16.23%               15.22               16.45%                17.79
---------------------------------------------------------------------------------------------------------------------------
        MF2               14.22               13.75%               11.97               13.94%                13.76
---------------------------------------------------------------------------------------------------------------------------
        MF3               12.05               12.26%               10.23               12.43%                11.63
---------------------------------------------------------------------------------------------------------------------------
        MF4               10.41               11.02%               8.96                11.24%                9.91
---------------------------------------------------------------------------------------------------------------------------
        MF5               9.21                10.04%               7.93                10.22%                8.51
---------------------                                         -------------------------------------------------------------
        MF6               8.20                9.18%                7.10                9.35%                 7.47
---------------------------------------------------------------------------------------------------------------------------
        MF7               7.55                8.60%                6.60                8.81%                 6.60
---------------------------------------------------------------------------------------------------------------------------
        MF8               7.11                8.19%                6.23                8.40%                 5.79
---------------------------------------------------------------------------------------------------------------------------
         BF               6.51                7.62%                5.71                7.81%                 5.01
---------------------------------------------------------------------------------------------------------------------------




                     ----------------------------------------------------------------

                     ----------------------------------------------------------------
                                             40% Severity
                     ----------------------------------------------------------------
                     Collat Grp Cum Loss       Break CDR      Collat Grp Cum Loss
-------------------------------------------------------------------------------------
        MF1                 15.92%               14.78               16.13%
-------------------------------------------------------------------------------------
        MF2                 13.45%               11.60               13.63%
-------------------------------------------------------------------------------------
        MF3                 11.95%               9.88                12.11%
-------------------------------------------------------------------------------------
        MF4                 10.62%               8.51                10.80%
-------------------------------------------------------------------------------------
        MF5                 9.45%                7.33                9.59%
-------------------------------------------------------------------------------------
        MF6                 8.52%                6.46                8.66%
-------------------------------------------------------------------------------------
        MF7                 7.71%                5.73                7.83%
-------------------------------------------------------------------------------------
        MF8                 6.91%                5.03                7.01%
-------------------------------------------------------------------------------------
         BF                 6.11%                4.37                6.21%
-------------------------------------------------------------------------------------





                     ------------------------------------------------------------------------------------------------------
                     Forward LIBOR                                                                     Forward LIBOR + 200
                     ------------------------------------------------------------------------------------------------------
                      35% Severity                             40% Severity                              35% Severity
                     ------------------------------------------------------------------------------------------------------
                        Break CDR      Collat Grp Cum Loss       Break CDR      Collat Grp Cum Loss        Break CDR
---------------------------------------------------------------------------------------------------------------------------
        MV1               39.02               22.08%               32.07               22.59%                30.64
---------------------------------------------------------------------------------------------------------------------------
        MV2               28.62               18.46%               24.07               18.89%                21.76
---------------------------------------------------------------------------------------------------------------------------
        MV3               25.07               16.97%               21.25               17.38%                18.71
---------------------------------------------------------------------------------------------------------------------------
        MV4               20.90               15.03%               17.88               15.39%                15.12
---------------------------------------------------------------------------------------------------------------------------
        MV5               18.26               13.67%               15.72               14.01%                12.84
---------------------                                         -------------------------------------------------------------
        MV6               16.38               12.64%               14.15               12.94%                11.23
---------------------------------------------------------------------------------------------------------------------------
        MV7               13.38               10.84%               11.64               11.11%                8.21
---------------------------------------------------------------------------------------------------------------------------
        MV8               12.01               9.96%                10.47               10.20%                6.61
---------------------------------------------------------------------------------------------------------------------------
         BV               10.71               9.09%                9.37                9.31%                 4.90
---------------------------------------------------------------------------------------------------------------------------




                     ----------------------------------------------------------------

                     ----------------------------------------------------------------
                                             40% Severity
                     ----------------------------------------------------------------
                     Collat Grp Cum Loss       Break CDR      Collat Grp Cum Loss
-------------------------------------------------------------------------------------
        MV1                 19.24%               25.44               19.59%
-------------------------------------------------------------------------------------
        MV2                 15.46%               18.47               15.76%
-------------------------------------------------------------------------------------
        MV3                 13.92%               16.00               14.20%
-------------------------------------------------------------------------------------
        MV4                 11.91%               13.05               12.16%
-------------------------------------------------------------------------------------
        MV5                 10.51%               11.14               10.73%
-------------------------------------------------------------------------------------
        MV6                 9.45%                9.78                9.65%
-------------------------------------------------------------------------------------
        MV7                 7.30%                7.17                7.43%
-------------------------------------------------------------------------------------
        MV8                 6.06%                5.78                6.15%
-------------------------------------------------------------------------------------
         BV                 4.64%                4.29                4.70%
-------------------------------------------------------------------------------------





   18.37         14.24         12.08         10.43          9.22          8.23          7.55          7.12         6.54
  16.24%        13.77%        12.28%        11.03%        10.05%         9.20%         8.60%         8.20%        7.65%
   15.24         11.99         10.25          8.97          7.95          7.11          6.61          6.23         5.72
  16.47%        13.96%        12.45%        11.25%        10.24%         9.36%         8.82%         8.40%        7.82%
   17.83         13.79         11.66          9.94          8.53          7.48          6.62          5.81         5.03
  15.94%        13.47%        11.97%        10.64%         9.47%         8.53%         7.73%         6.93%        6.14%
   14.82         11.63          9.91          8.52          7.35          6.47          5.75          5.05         4.39
  16.16%        13.66%        12.14%        10.81%         9.61%         8.67%         7.86%         7.04%        6.23%



   39.03         28.62         25.07          20.9         18.26         16.38         13.38         12.01        10.71
  22.09%        18.46%        16.97%        15.03%        13.67%        12.64%        10.84%         9.96%        9.09%
   32.07         24.08         21.25         17.88         15.72         14.16         11.64         10.48         9.37
  22.59%        18.90%        17.38%        15.39%        14.01%        12.95%        11.11%        10.21%        9.31%
   30.64         21.76         18.72         15.12         12.85         11.23          8.21          6.62          4.9
  19.24%        15.46%        13.92%        11.91%        10.51%         9.45%         7.30%         6.06%        4.64%
   25.44         18.47         16.01         13.05         11.15          9.78          7.17          5.78         4.29
  19.59%        15.76%        14.21%        12.16%        10.74%         9.65%         7.43%         6.15%        4.70%




     39.03   0.2209    32.07   0.2259     30.64   0.1924    25.44   0.1959
     28.62   0.1846    24.08    0.189     21.76   0.1546    18.47   0.1576
     25.07   0.1697    21.25   0.1738     18.72   0.1392    16.01   0.1421
      20.9   0.1503    17.88   0.1539     15.12   0.1191    13.05   0.1216
     18.26   0.1367    15.72   0.1401     12.85   0.1051    11.15   0.1074
     16.38   0.1264    14.16   0.1295     11.23   0.0945     9.78   0.0965
     13.38   0.1084    11.64   0.1111      8.21    0.073     7.17   0.0743
     12.01   0.0996    10.48   0.1021      6.62   0.0606     5.78   0.0615
     10.71   0.0909     9.37   0.0931       4.9   0.0464     4.29    0.047